Exhibit 99

Principal Financial Group®

PRINCIPAL INTERNATIONAL WORKSHOP

September 16, 2011


Principal®

WELCOME

John Egan
Vice President – Investor Relations
Principal Financial Group



Principal

USE OF NON-GAAP FINANCIAL MEASURES

A non-GAAP financial measure is a numerical measure of performance, financial position, or cash flows that includes adjustments from a comparable financial measure presented in accordance with U.S. GAAP.

The company uses a number of non-GAAP financial measures that management believes are useful to investors because they illustrate the performance of the company's normal, ongoing operations which is important in understanding and evaluating the company's financial condition and results of operations. While such measures are also consistent with measures utilized by investors to evaluate performance, they are not a substitute for U.S. GAAP financial measures. Therefore, in the back of the presentation, the company has provided reconciliations of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure. The company adjusts U.S. GAAP financial measures for items not directly related to ongoing operations. However, it is possible that these adjusting items have occurred in the past and could recur in the future. Management also uses non-GAAP financial measures for goal setting as a basis in determining employee and senior management awards and compensation, and to evaluate performance on a basis comparable to that used by securities analysts.

The company also uses a variety of other operational measures that do not have U.S. GAAP counterparts, and therefore do not fit the definition of non-GAAP financial measures. Assets under management are an example of an operational measure that is not considered a non-GAAP financial measure.

Principal Financial Group

FORWARD LOOKING STATEMENTS

Certain statements made by the company which are not historical facts may be considered forward-looking statements, including, without limitation, statements as to operating earnings, net income available to common stockholders, net cash flows, realized and unrealized gains and losses, capital and liquidity positions, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended Dec. 31, 2010, and in the company's quarterly report on Form 10-Q for the quarter ended June 30, 2011, filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions may significantly affect the company's ability to meet liquidity needs, access to capital and cost of capital; continued difficult conditions in the global capital markets and the economy generally; continued volatility or further declines in the equity markets; changes in interest rates or credit spreads; the company's investment portfolio is subject to several risks that may diminish the value of its invested assets and the investment returns credited to customers; the company's valuation of securities may include methodologies, estimations and assumptions that are subject to differing interpretations; the determination of the amount of allowances and impairments taken on the company's investments requires estimations and assumptions that are subject to differing interpretations; gross unrealized losses may be realized or result in future impairments; competition from companies that may have greater financial resources, broader arrays of products, higher ratings and stronger financial performance; a downgrade in the company's financial strength or credit ratings; inability to attract and retain sales representatives and develop new distribution sources; international business risks; the company's actual experience could differ significantly from its pricing and reserving assumptions; the company's ability to pay stockholder dividends and meet its obligations may be constrained by the limitations on dividends or distributions Iowa insurance laws impose on Principal Life; the pattern of amortizing the company's DPAC and other actuarial balances on its universal life-type insurance contracts, participating life insurance policies and certain investment contracts may change; the company may need to fund deficiencies in its "Closed Block" assets that support participating ordinary life insurance policies that had a dividend scale in force at the time of Principal Life's 1998 conversion into a stock life insurance company; the company's reinsurers could default on their obligations or increase their rates; risks arising from acquisitions of businesses; changes in laws, regulations or accounting standards; a computer system failure or security breach could disrupt the company's business, and damage its reputation; results of litigation and regulatory investigations; from time to time the company may become subject to tax audits, tax litigation or similar proceedings, and as a result it may owe additional taxes, interest and penalties in amounts that may be material; fluctuations in foreign currency exchange rates; and applicable laws and the company's stockholder rights plan, certificate of incorporation and by-laws may discourage takeovers and business combinations that some stockholders might consider in their best interests.

Principal Financial Group

AGENDA

Time	Topic	Presenter
8:00 am	Welcome	John Egan VP Investor Relations – Principal Financial Group
8:05 am	Spotlight on Global Growth	Terry Lillis SVP & CFO – Principal Financial Group
8:15 am	Our Global Strategy	Norman Sorensen Chairman – Principal International Luis Valdes President – Principal International
8:45 am	Focus on Latin America	Roberto Walker President – Latin America
9:45 am	Break	
10:00 am	Focus on Asia	Rex Auyeung President – Asia
11:00 am	Principal International Financial Metrics	Ned Burmeister SVP & COO – Principal International
11:30 am	Break	
11:45 am	Q&A Panel with Lunch	All Presenters

COMPANY OVERVIEW

SIMPLIFIED REPORTING STRUCTURE


Principal Financial Group, Inc.
Retirement and Investor Services (RIS)
Principal Global Investors (PGI)
Principal International (PI)
U.S. Insurance Solutions (USIS)
Corporate
Accumulation
Full Service Accumulation
Principal Funds
Individual Annuities
Bank & Trust Services
Guaranteed
Full Service Payout
Investment Only
Individual Life Insurance
Specialty Benefits Insurance
Health Insurance*

*Announced exit of business 09/30/10.

SPOTLIGHT ON GLOBAL GROWTH

Terry Lillis
Senior Vice President and CFO of Principal Financial Group


Principal

The Principal Financial Group:
A LEADING FINANCIAL SERVICES COMPANY

- Fortune 500 company
- 16.5 million customers
- Offices in 17 countries
- 13,300 employees worldwide
- 132 year history
- Full range of retirement savings, investment and insurance solutions for SMBs** & their employees; individuals; and institutions

RECORD AUM*
$335.8 Billion
June 30, 2011



Retirement & Investor Services 55%
Principal Global Investors 24%
Principal International 16%
U.S. Insurance Solutions 4%
Corporate 1%

* AUM - Assets Under Management.
** SMB - Small to Medium Sized Businesses.

OUR STRATEGY IS WELL SUITED FOR THE CURRENT ENVIRONMENT

CORE TRENDS REMAIN


GLOBALLY COMPETITIVE EMPLOYERS
ERA OF PERSONAL RESPONSIBILITY
AGING POPULATIONS
FISCALLY CONSTRAINED GOVERNMENTS

- Meet the **retirement and employee benefit needs of growing businesses** and their employees.
- **Capitalize on the unprecedented demand for financial services** among Baby and Echo Boomers at and beyond the workplace.
- **Grow our proven, global, multi-boutique asset management model** for institutional markets and clients of The Principal.
- **Extend our retirement and long-term asset accumulation expertise in key emerging markets** with fast growing middle classes and retirement assets.

Principal Financial Group

CAPITAL MANAGEMENT STRATEGY

Evolution of our hybrid business model has created more free cash flow resulting in greater financial flexibility

CAPITAL DEPLOYMENT


Organic Growth 1/3
Return to Shareholders 1/3
Merger and Acquisition 1/3

Principal Financial Group

THE 4 PILLARS OF GROWTH

The Principal® helps growing businesses, individuals and institutional clients in select markets worldwide achieve financial security and success.

U.S. EMPLOYEE BENEFITS FOR GROWING BUSINESSES	U.S. FINANCIAL SERVICES FOR EXECUTIVES, EMPLOYEES AND INDIVIDUALS	GLOBAL ASSET MANAGEMENT	GLOBAL FUNDS & RETIREMENT
Build on The Principal leadership, expertise and track record to meet the retirement and employee benefit needs of growing businesses and their employees.	Capitalize on the unprecedented demand for financial services – retirement, savings and protection solutions – among Baby and Echo Boomers at and beyond the workplace.	Build upon our global research and distribution platform to grow our proven, global, multi-boutique asset management model for institutional markets and clients of the Principal Financial Group.	Extend our retirement and long-term asset accumulation expertise in key emerging markets with fast growing middle classes and retirement assets.
Retirement & Investor Services; U.S. Insurance Solutions		Principal Global Investors	Principal International

SEGMENTS

PRINCIPAL INTERNATIONAL:

INCREASING CONTRIBUTOR TO OPERATING EARNINGS



Principal International OE as % of Total Principal Financial Group OE
25+%
16%
1%
2001
2010
2020
PFG excl-PI
PI

Focus on retirement and asset accumulation has:

- Taken PI from aspirational to 16% of company earnings in 10 years
- Positioned PI to capitalize on global growth opportunities in emerging markets

OE = Operating Earnings

FOCUSED EXECUTION = GROWTH


Principal International
AUM
(in US$ Billions)
15.4
19.1
28.7
23.1
34.6
45.8
2005
2006
2007
2008
2009
2010

FOCUSED EXECUTION = GROWTH


Principal International
Operating Earnings
(in US$ Millions)
-33.6
-12.3
6.0
21.8
34.5
40.3
71.0
71.8
110.7
126.3
118.9
136.9
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Principal Financial Group

OUR GLOBAL STRATEGY

Norman Sorensen
Chairman, Principal International


Principal®

Our experience:

Right markets
+ retirement expertise
+ marquee partners

= strong growth

Principal Financial Group

BROAD EMERGING MARKET FOOTPRINT


PRINCIPAL FINANCIAL GROUP

Mexico (1993)
- Annuities, Mutual Funds, Pensions
- AUM of US$9.5B*
- Wholly owned

Chile (1995)
- Annuities, Mutual Funds, Pensions , Asset management
- AUM of US$5.2B
- Wholly owned

Brazil (1999)
- Annuities, Pensions
- AUM of US$28.2B
- Brasilprev – a 25% economic ownership joint venture with Banco do Brasil

India (2000)
- Asset Management, Mutual Funds
- AUM of US$1.1B
- 65% owned joint venture with Punjab National and Vijaya Banks

Malaysia (2003)
- Conventional & Islamic Asset Management, Mutual Funds
- AUM of US$8.5B
- CIMB-Principal – 40% owned joint venture with CIMB Group

Indonesia (2007)
- Asset Management, Mutual Funds
- AUM of US$0.2B
- Wholly owned subsidiary of Malaysian JV

China (2005)
- Asset Management, Mutual Funds, Pensions
- AUM of US$7.3B
- CCB-Principal – a 25% owned joint venture with China Construction Bank

Hong Kong (1996)
- Asset Management, Mutual Funds, Pensions
- AUM of US$2.6B
- Wholly owned

Thailand (2010)
- Asset Management, Mutual Funds
- AUM of US$0.6B
- Wholly owned subsidiary of Malaysian JV

Singapore (2006)
- Asset Management
- AUM of US$0.3M
- Wholly owned subsidiary of Malaysian JV

AUM as of 06/30/2011; *Includes AUM from HSBC acquisition

FOUNDATION OF OPPORTUNITY

Rapidly growing middle class

Inevitable rise of defined contribution plans

Principal Financial Group

EMERGING ECONOMIES LIKELY TO SURPASS U.S.

TEN LARGEST ECONOMIES BY DECADE

	1990	US$ trn	2000	US$ trn	2010	US$ trn	2020	US$ trn	2030	US$ trn
1	US	5.8	US	10.0	US	14.6	China	24.6	China	73.5
2	Japan	3.0	Japan	4.7	China	5.9	US	23.3	US	38.2
3	Germany	1.5	Germany	1.9	Japan	5.6	India	9.6	India	30.3
4	France	1.2	UK	1.5	Germany	3.3	Japan	6.0	Brazil	12.2
5	Italy	1.1	France	1.3	France	2.6	Brazil	5.1	Indonesia	9.3
6	UK	1.0	China	1.2	UK	2.3	Germany	5.0	Japan	8.4
7	Canada	0.6	Italy	1.1	Italy	2.0	France	3.9	Germany	8.2
8	Spain	0.5	Canada	0.7	Brazil	2.0	Russia	3.5	Mexico	6.6
9	Brazil	0.5	Brazil	0.6	Canada	1.6	UK	3.4	France	6.4
10	China	0.4	Mexico	0.6	Russia	1.5	Indonesia	3.2	UK	5.6

SOURCE: IMF, Standard Chartered Research.

Principal Financial Group

RAPIDLY GROWING MIDDLE CLASS

GLOBAL MIDDLE CLASS IN 2009 AND PREDICTION FOR 2030


North America
Europe
Asia Pacific
Middle East and
North Africa
Central and
South America
Sub Saharan
Africa
100M
500M
1B
2030
2009

SOURCES: OECD; Standard Chartered Research

EMERGING MARKET MIDDLE CLASS GROWTH

means

AUM EXPECTED TO GROW 4-5X FASTER THAN U.S. IN THE NEXT 20 YEARS*

*Credit Suisse emerging markets equity research, September 2010

INEVITABLE GROWTH OF DEFINED CONTRIBUTION PENSIONS

Aging populations will pressure government-funded pension systems

…**resulting in advancement of defined contribution pension systems** in emerging markets


1981
CHILE
1997
BRAZIL
MEXICO
2000
HONG KONG
2004
CHINA
2009
INDIA
2011
MALAYSIA

The year countries moved from public pension to private pension systems.

Principal Financial Group

GROWING RETIREMENT ASSETS


If U.S. is under-saving, what does this mean for these emerging markets?
68%
65%
32%
17%
8%
6%
4%
2%
1%
United States
Chile
Hong Kong
Brazil
Mexico
Thailand
China
Indonesia
India

Percent of retirement assets relative to GDP

SOURCE: Organisation for Economic Co-operation and Development; CIA Fact Book and 2009 EPF Annual Report; Melbourne Mercer Global Pension Index 2010

EVOLUTION OF DEFINED CONTRIBUTION PENSION MARKET

Absence	Introduction	Refinement	Enhancement
Individuals save on their own	Tax-advantaged defined contribution pension plans introduced	Encouragement of private sector involvement	Rise of supplemental voluntary programs

See appendix for full descriptions of the various stages.

Principal Financial Group

OUR GLOBAL STRATEGY

Luis Valdes

President, Principal International


Principal
Principal
Principal
Principal
Principal
Principal
Principal
Principal

OUR STRATEGIC PATH TO SUCCESS

1. EXPORT PENSION EXPERTISE TO SELECT EMERGING MARKETS
2. MARQUEE PARTNERS
3. ORGANIC GROWTH COMBINED WITH M&A

The Principal Financial Group:

EXPORT INDUSTRY LEADERSHIP

Retirement and Investor Services

- #1 provider of bundled 401(k) plans[1]
- #1 provider of DB plans[2]
- #1 provider of ESOP plans[3]
- #3 Fund Family (2010 performance)[4]
- #5 Manager of Lifecycle Funds[5]
- #7 Fund Family (decade performance)[4]

Principal Global Investors[6]

- Top 5 manager Stable Value
- Top 5 manager U.S. Real Estate
- Top 10 manager Fixed Income
- Top 10 manager High Yield
- #29 Institutional Investor Top 300[7]
- #58 world's 500 largest managers[8]

Principal International

- #3 pensions – Brazil[9]
- #6 payout annuities – Chile[10]
- #3 mutual funds – Malaysia[11]
- #8 pensions – Hong Kong[12]
- #8 pensions – Mexico[13]

U.S. Insurance Solutions

- #2 Non-qualified deferred compensation[14]
- #4 Non-medical coverages[15]
- #6 IDI coverages[15]

[1]Spectrem Group Analysis of fully-bundled 401(k) plans, 2/10; [2]Investment Advisor Magazine, 11/10; [3]PLANSPONSOR 6/11; [4]Barron's February 7, 2011; [5]Lifecycle Funds Study, Financial Research Group 12/10; [6]*Pensions & Investments* (May 31, 2010) data as of 12/31/2009; [7] "America's Top Money Managers" (Institutional Investor, July/August, 2011). [8]P&I/Towers Watson World 500, 10/10. [9]Assets under management, Fenaprevi (5/11); [10]SVS (June 2011); [11]FIMM (March 2011); [12]Lipper 2011; [13]Consar (June 2011); [14]PLANSPONSOR 12/10 (based on number of plans record-kept); [15]LIMRA 2009 surveys: Non-med & Individual Disability Insurance (IDI) rank based on in-force coverages.

OUR STRATEGIC FOCUS


RETIREMENT & LONG-TERM SAVINGS
SOLUTIONS FOR BUSINESSES & INSTITUTIONS
+
SOLUTIONS FOR INDIVIDUALS
ADVICE AND SERVICES FOR EMPLOYERS AND INSTITUTIONAL INVESTORS
EDUCATION AND GUIDANCE
INVESTMENT EDUCATION, PLANNING TOOLS AND ADVICE FOR EMPLOYEES AND RETAIL INVESTORS
MARKET-CENTRIC PRODUCT SOLUTIONS

LEVERAGING STRONG MARQUEE PARTNERS WITH OUTSTANDING DISTRIBUTION

Joint Venture Partner	Partner's Industry Ranking	Distribution Reach
Banco do Brasil	Largest bank in Latin America[1]	5,094 branches; 55.5 million customers[2]
中国建设银行 China Construction Bank	2nd largest commercial bank in world[1]	13,415 branches; 2.3 million business accounts; 292 million retail customers[3]
CIMB GROUP	5th largest financial services provider in Southeast Asia[4]	1,100 branches; 13 million retail customers[5]
punjab national bank ...The name you can BANK upon!	2nd largest bank in India[6]	5,100 branches; 60 million retail customers[6]

SOURCE: [1]Global Finance 2011; [2]Banco do Brasil, 06/30/11; [3]CCB 2010 annual report – customers based on retail debit cards; [4]Bloomberg; [5]CIMB Group mid-year report, 06/30/11; [6]Pnbindia.in

Principal Financial Group

GOING DEEPER & BROADER INTO EXISTING COUNTRIES

Targeted Markets	Pensions	Mutual Funds	Asset Mgmt	Annuities
Brazil	■	✚	✚	■
Chile	✚ ■	■	■	■
Mexico	■	■	■	■
China	✚	■	■	
Hong Kong	■	■	■	
India	✚	■	■	
Southeast Asia	✚	■	■	

Our targeted markets represent a $3.5 trillion opportunity *with significant growth potential*

15% CAGR through 2014

■ = Where we have a product offering today ($2.5T market)
✚ = Targeted expansion

SOURCE: Data from Cerulli includes Brazil, Chile, Mexico, China, Hong Kong, India and Malaysia.

Principal Financial Group

PATH FORWARD: STAY THE COURSE

CONTINUE TO LEVERAGE:

- Our decade-old footholds in key markets
- Our recognized retirement leadership
- Our leading global asset management capabilities
- Our strength & breadth of multi-channel distribution
- Our successful track record in M&A

NEARING
9
MILLION
CUSTOMERS
AND
COUNTING...

OUR APPROACH TO M&A

1. Add scale
2. Fill product gaps in existing countries
3. Geographic expansion in emerging DC pension and retirement savings markets

RIGHT STRATEGY. RIGHT MARKETS.


Global Population
by Country
(in millions)
0
Brazil
204
Mexico
114
Chile
17
China
1,337
Hong
Kong
7
India
1,189
All other
3,434
Indonesia
246
Malaysia
29
US
313
Thailand
67
Singapore
5

Principal International countries represent:

- **46%** of world's population
- **54%** of emerging markets capitalization*

SOURCE: CIA World Factbook, July 2011 est (www.cia.gov/library); *Vanguard's Emerging Markets VWO index weighting as of July 2011

SHAREHOLDER VALUE CREATION

CHECKBOOK ECONOMICS*

Total invested in PI operations:	$1,005M
Money returned from investment to date:	$327M
Net cash investment:	$678M

$2.7 Billion

VALUE OF OUR BUSINESSES

Assuming 14x earnings for our pension operations & 6% of AUM for our mutual fund companies

* After a $200M investment in the HSBC AFORE expected to initially generate $21M of annual earnings. All numbers in US$.

Principal Financial Group

FOCUS ON LATIN AMERICA

Roberto Walker
President, Principal International – Latin America


Principal
Principal
Principal

PRINCIPAL IN LATIN AMERICA

Mexico (1993)

AUM of US$9.5B*

Wholly owned companies:

Principal AFORE
Pensions

Principal Fondos de Inversión (PFI)
Mutual Funds, IAM

Principal Seguros
Life Insurance

Principal Pensiones
Annuities



Brazil (1999)

AUM of US$28.2B

Brasilprev - JV with Banco do Brasil
Pensions, Annuities, IAM

Chile (1995)

AUM of US$5.2B

Wholly owned companies:

Principal Vida
Annuities / Pensions

Principal AGF
Mutual Funds, IAM

Principal Asset Management
Asset management

Principal Creditos Hipotecarios
Residential Mortgages

*AUM as of 6/30/2011 and includes HSBC acquisition which closed August 2011

Principal Financial Group

LATIN AMERICA MARKET MATURING YET UNDERSERVED


68%
17%
65%
8%
United States
Brazil
Chile
Mexico

Percent of retirement assets relative to GDP*


72%
39%
19%
8%
United States
Brazil
Chile
Mexico

Percent of Mutual Fund assets relative to GDP**

- Growing middle class
- Aging populations seek financial security

SOURCE: *Organisation for Economic Co-operation and Development ; ** 2009 IMF GDP and Cerulli Quantitative Update, Global Markets 2010; Cerulli Quantitative Update Latin America 2010

Principal Financial Group

PROJECTED LATIN AMERICA MARKET GROWTH

Business	2010-2015E*
Pension Accumulation	
• Brazil	14%
• Chile (voluntary)	14%
• Mexico	16%
Mutual Funds	
•Chile	20%
•Mexico	17%

Business	2010-2012E**
Institutional Asset Mgmt	
•Chile	12%
Payout Annuities	
•Brazil	14%
•Chile	10%

FUELED BY MIDDLE CLASS GROWTH

SOURCE: *Cerulli Quantitative Update: Global Markets 2011; **Internal estimates

Principal Financial Group

PRINCIPAL IN BRAZIL

BRASILPREV

Brasilprev – a pension company joint venture with Banco do Brasil *(largest bank in Latin America);* doing business since 1999

- We hold 50.01% of the common stock
- We have 25% economic ownership
- 1.4 million customers
- AUM of US$28.2B*



*AUM as of 6/30/2011

Principal Financial Group

BRAZIL: DEFINED CONTRIBUTION PENSION MARKET


Absence

MARKET STAGE: Refinement/Enhancement

- Predominantly an IRA-based market with growing corporate DC opportunities
- Banks dominate distribution
- Expected offshore investments

IRA = Individual Retirement Account
DC = Defined Contribution

PRINCIPAL IN BRAZIL

Principal Financial Group + Banco do Brasil = BRASILPREV

RETIREMENT EXPERTISE

- 132 year history
- Retirement expertise
- Asset management expertise

DISTRIBUTION MIGHT

- Largest bank in Latin America*
- 200 year history
- 55.5 million customers
- 5,094 branches

SUCCESSFUL JOINT VENTURE

- 12 years in market
- Market leader in net pension cash flows
- 3rd largest retirement player**
- 1.4M customers
- US$28.2B in assets***

SOURCE: *Global Finance 2011 ; **Based on AUM (Fenaprevi, May 2011); ***AUM as of 06/30/11

PRINCIPAL IN BRAZIL:

OUR STRATEGIC FOCUS


RETIREMENT & LONG-TERM SAVINGS
SOLUTIONS FOR BUSINESSES & INSTITUTIONS
SOLUTIONS FOR INDIVIDUALS
ADVICE AND SERVICES FOR EMPLOYERS & INSTITUTIONAL INVESTORS
EDUCATION AND GUIDANCE
INVESTMENT EDUCATION, PLANNING TOOLS AND ADVICE FOR EMPLOYEES AND RETAIL INVESTORS
CORPORATE DC PENSION PLANS
OFF-SHORE INVESTMENT OPTIONS
PRODUCT SOLUTION
IRA-LIKE DC PENSIONS (PGBL & VGBL)
ANNUITY OPTIONS AT RETIREMENT

PGBL = Plano Gerador de Beneficio Livre ; VGBL = Vida Gerardor de Beneficios Livres ; DC = Defined Contribution

Principal Financial Group

PRINCIPAL IN BRAZIL:

EXECUTION EXCELLENCE

CORE PRODUCTS	COMPETITIVE ADVANTAGE

• Defined Contribution accumulation products for individuals & employer groups (PGBL; VGBL)
• Increasing opportunity for corporate DC plans
	• Leveraging Principal Financial Group 65+ years pension investment and administration expertise
	• Distribution partner is Brazil's largest bank
	  • 5,094 branches
	  • 55.5 million retail customers

PGBL = Plano Gerador de Beneficio Livre ; VGBL = Vida Gerardor de Beneficios Livres ; DC = Defined Contribution

PRINCIPAL IN BRAZIL:

SUCCESS TO DATE

- **AUM**: 5-year CAGR of 38%
- **NCF**: 5-year CAGR of 52%
- **Market leader in asset retention***
- **TOP PRIVATE PENSION COMPANY** (Feb 2010) -- *Gestao e RH* magazine

3RD LARGEST AND FASTEST GROWING RETIREMENT COMPANY*:

- **18% market share (AUM)**
- **26% market share (new contributions)**

SOURCE: *Based on AUM (Fenaprevi , May 2011)

Principal Financial Group

PRINCIPAL IN BRAZIL:
FUTURE OPPORTUNITY

+14%
Growth in financial assets*

66 MILLION
middle class by 2015**

*5 year CAGR (2010-2015E) Retirement Assets from Cerulli Quantitative Update – Global Markets 2011
**Cerulli Assoc, World Bank, Economist Intelligence Unit

PRINCIPAL IN BRAZIL:
EXTENDING OUR SUCCESS

1

Capitalize on the 23-year JV exclusive distribution agreement

2

Enter the mutual fund business

Principal Financial Group

PRINCIPAL IN BRAZIL:

23-YEAR EXCLUSIVE AGREEMENT

Opportunity to grow share of wallet of bank's growing customer base

Leverages ever-expanding Banco do Brasil distribution channel

PRINCIPAL IN BRAZIL:

MUTUAL FUND OPPORTUNITIES

- 5th largest mutual fund market in the world*: **US$900B**
- Evolving from short-term fixed income
- Demand for off-shore investments is Principal Global Investors opportunity


Mutual Fund Assets
CAGR 2010 – 2015E*
7%
15%
United States
Brazil

SOURCE: *Cerulli Quantitative Update: Global Markets 2011

PRINCIPAL IN CHILE

Principal Financial Chile – 100% ownership and doing business in Chile since 1995

- 100,000+ customers
- US$5.2B AUM*



*AUM as of 6/30/2011

CHILE: DEFINED CONTRIBUTION PENSION OVERVIEW


Absence
Introduction
Refinement
Enhancement

MARKET STAGE: Enhancement

- Stable economic growth and aging population will trigger savings "boom"
- Well-developed and growing mandatory DC market (AFP)
- Growing voluntary DC market
  - APV – for individuals
  - APVC – for employer-sponsored plans

DC = Defined Contribution; AFP = Administradora de Fondos de Pension ; APV = Ahorro Previsional Voluntario; APVC = Ahorro Previsional Voluntario Colectiveo

Principal Financial Group

PRINCIPAL IN CHILE:
OUR STRATEGIC FOCUS


RETIREMENT & LONG-TERM SAVINGS
SOLUTIONS FOR BUSINESSES & INSTITUTIONS
SOLUTIONS FOR INDIVIDUALS
ADVICE AND SERVICES FOR EMPLOYERS & INSTITUTIONAL INVESTORS
EDUCATION AND GUIDANCE
INVESTMENT EDUCATION, PLANNING TOOLS AND ADVICE FOR EMPLOYEES AND RETAIL INVESTORS
CORPORATE DC PENSION PLANS (APVC)
INVESTMENT OPTIONS
PRODUCT SOLUTION
VOLUNTARY INDIVIDUAL DC PENSIONS (APV)
RETAIL MUTUAL FUNDS
ANNUITY OPTIONS AT RETIREMENT

DC = Defined Contribution; APV = Ahorro Previsional Voluntario; APVC = Ahorro Previsional Voluntario Colectiveo

PRINCIPAL IN CHILE:

EXECUTION EXCELLENCE

CORE PRODUCTS	COMPETITIVE ADVANTAGE

• Voluntary, qualified individual retirement *(APV plans)*
• Voluntary, qualified group retirement *(APVC plans)*
• Payout annuities
	• Only global financial group in Chile specialized in retirement, investments and long-term savings
	• Multi-channel distribution
	  • Brokers & independent agents (700 agents)
	  • Alliances -- largest retailer in Chile (Falabella)
	  • Proprietary sales force (33 sales people)
	• Retirement income and risk management expertise
	• Ability to leverage our U.S. 401(k) experience

APV = Ahorro Previsional Voluntario; APVC = Ahorro Previsional Voluntario Colectivo

PRINCIPAL IN CHILE:

SUCCESS TO DATE

- **AUM**: 5-year CAGR of 15%
- ***BEST APV FUNDS 2009 & 2010*** -- *FundPro*
- Strong investment compliance:

G·I·P·S

Global Investment Performance Standards

ANNUITY LEADER

RANKED IN TOP 5 (10 CONSECUTIVE YEARS)*:

- **#5 in APV – 1st among mutual funds**
- **#1 in APVC contracts & AUM**

SOURCE: * www.svs.cl ; GIPS® is a registered trademark of CFA Institute. CFA Institute has not been involved in the preparation or review of this report/advertisement.

Principal Financial Group

PRINCIPAL IN CHILE:
FUTURE OPPORTUNITY

+14%

Growth in financial **assets***

VOLUNTARY MARKET
experiencing
26%
GROWTH RATE

SOURCE: *Cerulli Quantitative Update: Global Markets 2011

PRINCIPAL IN CHILE:

EXTENDING OUR SUCCESS

1

Grow voluntary pension savings and mutual fund offerings and strengthen distribution

2

Continue strategic issuance of payout annuities

3

Evaluate opportunities in the mandatory AFP market

AFP = Administradora de Fondos de Pension

PRINCIPAL IN CHILE:

VOLUNTARY PENSION SAVINGS & MUTUAL FUNDS

2010 APV AUM Market Share

	Company	%
1	ING	21.0
2	CUPRUM	18.2
3	Habitat	17.9
4	BBVA	9.1
5	Principal	6.2
6	BANCHILE	3.5
7	Security	3.2
8	Consorcio	2.7
9	CELFIN	2.7
10	LARRAIN VIAL	2.5

20% Mutual Fund market growth

(2010-2015E CAGR)*

SOURCE: www.svs.cl ; *Cerulli Quantitative Update: Global Markets 2011

PRINCIPAL IN CHILE:
PAYOUT ANNUITIES & AFP OPPORTUNITIES

PAYOUT ANNUITIES

- Disciplined execution
- Market leading risk management, including asset and liability management

AFP OPPORTUNITIES

- AFP is basic building block in retirement planning
- Extend AFP customer relationship to voluntary market

AFP = Administradora de Fondos de Pension

PRINCIPAL IN MEXICO

Principal Financial Mexico – 100% ownership and doing business in Mexico since 1993

- 4.4 million customers
- US$9.5B AUM*



*AUM as of 6/30/2011 plus HSBC assets acquired

MEXICO: DEFINED CONTRIBUTION PENSION OVERVIEW


Absence
Introduction
Refinement
Enhancement

MARKET STAGE: Refinement

- Established mandatory individual defined contribution plan (AFORE)
- Banks dominate distribution
- Mutual funds capture growing voluntary savings

AFORE = Administrada de Fondos para el Retiro

PRINCIPAL IN MEXICO:

OUR STRATEGIC FOCUS


RETIREMENT & LONG-TERM SAVINGS
SOLUTIONS FOR BUSINESSES & INSTITUTIONS
+
SOLUTIONS FOR INDIVIDUALS
ADVICE AND SERVICES FOR EMPLOYERS & INSTITUTIONAL INVESTORS
EDUCATION AND GUIDANCE
INVESTMENT EDUCATION, PLANNING TOOLS AND ADVICE FOR EMPLOYEES AND RETAIL INVESTORS
INVESTMENT OPTIONS
PRODUCT SOLUTION
MANDATORY INDIVIDUAL DC PENSION (AFORE)
RETAIL MUTUAL FUNDS
VOLUNTARY DC PENSION SAVINGS

AFORE = Administrada de Fondos para el Retiro

PRINCIPAL IN MEXICO:

EXECUTION EXCELLENCE

CORE PRODUCTS	COMPETITIVE ADVANTAGE

• Mandatory individual pre-retirement pension (AFORE)
• Retail mutual funds
	• Only global financial group in Mexico specialized in retirement, investments and long-term savings
	• Leveraging Principal Financial Group 65+ years pension expertise
	• Multi-channel distribution
	  • Direct sales force (1,000)
	  • External brokers (400+)
	  • Distribution agreements (29)

AFORE = Administrada de Fondos para el Retiro

PRINCIPAL MEXICO:
SUCCESS TO DATE

- **4.4 million customers** (includes HSBC)
- **Successful acquisitions:** Atlantico, Zurich, Tepeyac, AIG, Genera, HSBC
- Leadership in attracting high-balance new customers
- Strong investment compliance:

G·I·P·S
Global Investment Performance Standards

LARGEST *independent AFORE & MUTUAL FUND COMPANIES**

* Not affiliated with a bank or brokerage house

SOURCE: www.consar.mx ; GIPS® is a registered trademark of CFA Institute. CFA Institute has not been involved in the preparation or review of this report/advertisement.

PRINCIPAL IN MEXICO:

FUTURE OPPORTUNITY

+16%

Growth in financial **assets***

51 MILLION

middle class **by 2015****

*5 year CAGR (2010-2015E) Retirement Assets from Cerulli Quantitative Update – Global Markets 2011
**Cerulli Assoc, World Bank, Economist Intelligence Unit

Principal Financial Group

PRINCIPAL IN MEXICO:
EXTENDING OUR SUCCESS

1. **Continue consolidation opportunities** including HSBC integration

2. **Grow voluntary savings and mutual fund offerings and strengthen distribution**

3. **Leverage HSBC exclusive distribution**

Principal Financial Group

PRINCIPAL IN MEXICO:

AFORE CONSOLIDATION

COMPANY	AUM	RANK	MS	CUSTOMERS (in millions)	RANK	MS
BANAMEX	21,275	1	17.9%	6,808,681	2	16.5%
BANCOMER	18,946	2	15.9%	4,414,154	4	10.7%
ING	17,496	3	14.7%	5,148,884	3	12.5%
BANORTE	16,510	4	13.9%	7,009,901	1	17.0%
PROFUTURO GNP	13,605	5	11.4%	3,145,989	7	7.6%
INBURSA	9,539	6	8.0%	3,222,163	6	7.8%
PRINCIPAL	8,589	7	7.2%	4,382,656	5	10.6%
INVERCAP	4,635	8	3.9%	1,442,429	9	3.5%
COPPEL	3,532	9	3.0%	2,843,604	8	6.9%
METLIFE	3,116	10	2.6%	1,230,876	10	3.0%
AZTECA	965	11	0.8%	906,941	11	2.2%
AFIRME BAJIO	669	12	0.6%	728,393	12	1.8%
TOTAL MARKET	**119,000**			**41,284,671**		

SOURCE: CONSAR -- figures in US$ millions as of July 2011

PRINCIPAL IN MEXICO:

VOLUNTARY SAVINGS

Use our proprietary sales force to cross-sell to our AFORE customers

- Specialized mutual fund advisors
  - High income
  - Advisory sales
- Multiproduct sales
  - Middle market
  - Complement to AFORE savings

AFORE = Administrada de Fondos para el Retiro

MEXICO: MUTUAL FUND OPPORTUNITY

- Double digit growth rates expected
- Mutual fund market concentrated in short term, low risk

Mutual Fund Assets
CAGR 2010 – 2015E*


17%
7%
United States
Mexico

SOURCE: *Cerulli Quantitative Update: Global Markets 2011

PRINCIPAL IN MEXICO:

HSBC DISTRIBUTION

- ***Agreement is unique*** in Mexico – leverages our Brazil model
- Will target HSBC's banking customers
- Possibility to expand to other products, including mutual funds

5-year
exclusive
distribution agreement with HSBC-Mexico

PRINCIPAL IN LATIN AMERICA

- Maximize marquee partnership in Brazil
- Pursue Brazilian mutual fund opportunities
- Grow voluntary pension savings and mutual fund offerings in Chile and Mexico
- Build scale in AFORE in Mexico


Mexico
(1993)
Chile
(1995)
Brazil
(1999)

Principal Financial Group

FOCUS ON ASIA

Rex Auyeung
President, Principal International – Asia


Principal
Principal
Principal
Principal

PRINCIPAL INTERNATIONAL IN ASIA



Mainland China (2005)
AUM of US$7.3B

CCB-Principal AMC
PI JV with China Construction Bank
Mutual Funds, IAM

PI & PGI Representative Offices
Government/Client Relations and Market Research

Hong Kong (1996)
AUM of US$2.6B

Principal Insurance Company
Pensions, Mutual Funds, IAM

PrinCorp Wealth Advisors
PI Distribution Company

India (2000)
AUM of US$1.1B

Principal PNB AMC – 65% owned JV with PNB/Vijaya Bank
Mutual Funds

Principal Retirement Advisors
PI distribution company 4th QTR 2011

Thailand (2010)
AUM of US$0.6B

CIMB-Principal AMC
Wholly-owned subsidiary of CIMB-Principal Malaysia
Mutual Funds, Asset Management

Singapore (2006)
AUM of US$0.3M

CIMB-Principal AMC
Wholly-owned subsidiary of CIMB-Principal Malaysia
Asset Management

Indonesia (2007)
AUM of US$0.2B

CIMB-Principal AMC
Wholly-owned subsidiary of CIMB-Principal Malaysia
Mutual Funds, Asset Management

Malaysia (2003)
AUM of US$8.5B

CIMB-Principal AMC
PI JV with CIMB Group
Mutual Funds, Asset Management

AUM as of 6/30/2011

DISCRETIONARY INCOME INCREASING SIGNIFICANTLY IN ASIAN EMERGING MARKETS

Shares of global middle-class consumption, 2000-50


100%
80%
60%
40%
20%
0%
Others
EU
US
Japan
India
China
2000
2010
2020
2030
2040
2050

Sources: OECD, Standard Chartered Research

ANTICIPATED RETIREMENT ASSET GROWTH


China
Hong Kong
India
Singapore
Thailand
Taiwan
Korea
Japan
2009 AUM
Estimated AUM 2010 - 2020
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
Assets in US$ (billion)

Source: Allianz, International Pensions

PRINCIPAL IN MAINLAND CHINA

建信基金管理公司
CCB Principal Asset Management Co.,Ltd.

CCB-Principal – 25%-owned mutual fund/asset management company joint venture with China Construction Bank (CCB)

- 1.2 million customers
- US$7.3B AUM*



*AUM as of 6/30/2011

CHINA: DEFINED CONTRIBUTION PENSION OVERVIEW


Absence
Introduction
Refinement
Enhancement

◄ **MARKET STAGE: Absence/Introduction**

- Unsustainable public pension plan
- Slow take-up of Enterprise Annuity plans – a DC program designed to supplement public plan. Hurt by:
  - Regulated fees with small margins
  - No tax advantages
- Fast developing pension strategy. New government will address as a key priority.

Principal Financial Group

CHINA: MUTUAL FUND INDUSTRY OVERVIEW

15% mutual fund market growth projection
(2010-2015E CAGR)*

- Mutual funds savings is relatively new – and focused on new fund launches with limited recurring investment
- Investors tend to be short-term focused
- Distribution heavily controlled by large banks, notably CCB and ICBC
- Open architecture

SOURCE: *Cerulli Quantitative Update: Global Markets 2011; ICBC = Industrial and Commerce Bank of China

Principal Financial Group

PRINCIPAL IN MAINLAND CHINA

Principal Financial Group + China Construction Bank = 建信基金管理公司 CCB Principal Asset Management Co., Ltd.

RETIREMENT EXPERTISE

- 132 year history
- Retirement expertise
- Asset management expertise

DISTRIBUTION MIGHT

- 2nd largest commercial bank in world*
- 57 year history
- 292 million retail customers
- 13,415 branches

SUCCESSFUL JOINT VENTURE

- 15 funds
- 1.2M customers
- US$7.3B in AUM

SOURCE: *Global Finance 2011

PRINCIPAL IN CHINA:
OUR STRATEGIC FOCUS


RETIREMENT & LONG-TERM SAVINGS
SOLUTIONS FOR BUSINESSES & INSTITUTIONS
+
SOLUTIONS FOR INDIVIDUALS
ADVICE AND SERVICES FOR EMPLOYERS & INSTITUTIONAL INVESTORS
EDUCATION AND GUIDANCE
INVESTMENT EDUCATION, PLANNING TOOLS AND ADVICE FOR EMPLOYEES AND RETAIL INVESTORS
OFF-SHORE & DOMESTIC INVESTMENT MANDATES
AWAITING RATIONALIZATION OF ENTERPRISE ANNUITY MARKET
PRODUCT SOLUTION
RETAIL MUTUAL FUNDS
QDII FUNDS TO ALLOW FOREIGN INVESTMENT

QDII = Qualified Domestic Institutional Investor

PRINCIPAL IN CHINA:
EXECUTION EXCELLENCE

CORE PRODUCTS	COMPETITIVE ADVANTAGE

• Mutual Funds
• QDII
	• Access to world-class asset management through Principal Global Investors
	• Our QDII capabilities offer more options to customers
	• CCB is one of few distribution channels with national coverage
	  ◦ 2nd largest commercial bank in the world
	  ◦ 13,415 branches
	  ◦ 292 million retail customers

QDII = Qualified Domestic Institutional Investor

Principal Financial Group

PRINCIPAL IN CHINA:

SUCCESS TO DATE

- **AUM:** 5-year CAGR of 55%
- 15 fund launches since 2005 raising US$8.5B
- Targeting to be Top 10 Asset Management Company by 2012
- 1.2 million customers

19th LARGEST

ASSET MANAGEMENT COMPANY*

(out of 67 companies)

SOURCE: *China Mutual Fund Series Monthly Update, Z-Ben Advisors, August 2011

Principal Financial Group

PRINCIPAL IN CHINA:

FUTURE OPPORTUNITY

BY 2015:

375 MILLION MIDDLE CLASS[1]

US$560B NEW INSTITUTIONAL ASSET INFLOWS[2]

RETAIL MUTUAL FUNDS AUM (US$B)[3]


800
700
600
500
400
300
200
100
0
15% CAGR
375
735
2010
2015E

PENSIONS AUM (US$B)[3]


300
250
200
150
100
50
0
16% CAGR
130
269
2010
2015E

SOURCE: [1]Cerulli Assoc, World Bank, Economist Intelligence Unit; [2]Z-Ben's "China Executive Series, 2011 Greater China Asset Management – Sector Forecast"; [3]Cerulli Quantitative Update: Global Markets 2011

PRINCIPAL IN CHINA: EXTENDING OUR SUCCESS

1. Continue building mutual fund offerings and distribution

2. Capture retirement and institutional savings

Principal Financial Group

PRINCIPAL IN CHINA:

WELL-POSITIONED TO CAPTURE FUTURE OPPORTUNITIES

Build mutual fund offerings & distribution

- Build portfolios that cater to increasing interest in strategic long-term investment
- Expand Qualified Domestic Institutional Investor (QDII) offerings

Capture retirement savings

- Seek Enterprise Annuity licenses
- Secure Qualified Foreign Institutional Investor mandate (QFII)
- Evaluate entry into offshore Renminbi market

Principal Financial Group

PRINCIPAL IN HONG KONG (S.A.R.)

Principal 信安

Principal – Hong Kong a wholly owned subsidiary of The Principal and doing business since 1996.

- 190,000 customers
- AUM of US$2.6B*
- Gateway into China



*AUM as of 6/30/2011

Principal Financial Group

HONG KONG: DEFINED CONTRIBUTION PENSION OVERVIEW


Absence
Introduction
Refinement
Enhancement

MARKET STAGE: Refinement/Enhancement

- Highly concentrated employer-based mandatory pension market (MPF)
- All 19 MPF providers are private companies
- Investors favor equity funds
- Total retirement fund AUM grew 16% in 2010
- Adopting greater individual choice

MPF = Mandatory Provident Fund

Principal Financial Group

PRINCIPAL IN HONG KONG:
OUR STRATEGIC FOCUS


RETIREMENT & LONG-TERM SAVINGS
SOLUTIONS FOR BUSINESSES & INSTITUTIONS
SOLUTIONS FOR INDIVIDUALS
ADVICE AND SERVICES FOR EMPLOYERS & INSTITUTIONAL INVESTORS
EDUCATION AND GUIDANCE
INVESTMENT EDUCATION, PLANNING TOOLS AND ADVICE FOR EMPLOYEES AND RETAIL INVESTORS
MPF
Both proprietary and private-label offerings
PRODUCT SOLUTION
RETAIL MUTUAL FUNDS
PREPARING FOR GREATER INDIVIDUAL CHOICE IN MPF

MPF = Mandatory Provident Fund

PRINCIPAL IN HONG KONG: EXECUTION EXCELLENCE

CORE PRODUCTS	COMPETITIVE ADVANTAGE
• Mandatory pension fund (MPF) • Voluntary pension fund (ORSO) • Retail mutual funds	• Pension specialist with strong asset management capabilities • Provide bundled pension services to employers • PrinCorp Wealth Advisors

MPF = Mandatory Provident Fund; ORSO = Occupational Retirement Scheme Ordinance

PRINCIPAL IN HONG KONG:
SUCCESS TO DATE

- **AUM**: 5-year CAGR of 15%
- **190,000 customers**
- Lipper awards:
  - 2011 Hong Kong Fund Award
  - 2010 Benchmark Fund of the Year Awards

Market Share as of March 2011*

Company	Rank	Market Share
HSBC + Hang Seng	1	32.91%
Manulife	2	17.91%
AIA-JF	3	9.88%
BOC Prudential	4	8.30%
Bank Consortium	5	6.32%
Fidelity Retirement	6	4.83%
Principal	7	3.71%
Bank of East Asia	8	3.54%
Others		12.60%
		100.00%

SOURCE: *Lipper; Hong Kong uses Principal Global Investor investment services which are GIPS compliant

PRINCIPAL IN HONG KONG:

FUTURE OPPORTUNITY


+12%
CAGR
2010
2015E

RETIREMENT FUND GROWTH

Highly competitive market

+

Increasing regulatory pressure

=

Accelerated MPF provider consolidation

SOURCE: Cerulli Quantitative Update, Global Markets 2011; MPF = Mandatory Provident Fund

PRINCIPAL IN HONG KONG:

EXTENDING OUR SUCCESS

1

Expand market share in MPF and mutual funds

2

Prosper in Member Choice in MPF

MPF = Mandatory Provident Fund

PRINCIPAL IN HONG KONG:

CAPTURE MARKET SHARE

- Expand local distribution
- Take advantage of market consolidation
- Grow PrinCorp Wealth Advisors as new outlet for mutual funds

	Market Growth 2009-2012E	Current Principal Market Share
MPF	15%	4%
ORSO	6%	<1%
Mutual Funds	10%	<1%

SOURCE: SFC Fund Management Activities Survey 2009 and Internal estimates; ORSO = Occupational Retirement Scheme Ordinance

PRINCIPAL IN HONG KONG:
WELL-POSITIONED FOR MARKET CHANGES

- *"Member Choice"* legislation expected late 2012
- PrinCorp Wealth Advisors
- Global investment important to HK investors
- Principal network of world class asset managers very portable

COMPETITIVE ADVANTAGE:

Principal International and Principal Global Investors synergy creates compelling investment options to attract rollover money

Principal Financial Group

PRINCIPAL IN INDIA

Principal
pnb
Asset Management
in association with Vijaya Bank

Principal PNB Asset Management – 65% owned joint venture with Punjab National Bank and Vijaya Bank; doing business since 2000

- 881,000 customers
- AUM of US$1.1B*

Launching wholly-owned retirement advisory services company 4Q2011



*AUM as of 6/30/2011

Principal Financial Group

INDIA: DEFINED CONTRIBUTION PENSION OVERVIEW


Absence
Introduction
Refinement
Enhancement

MARKET STAGE: Absence/Introduction

- Poor take-up rate of government sponsored defined contribution plans
  - Regulated and low fees
  - Inadequate distribution & services
- Government continues to explore new defined contribution pension options

Principal Financial Group

INDIA: MUTUAL FUND INDUSTRY OVERVIEW

13% mutual fund market growth projection*
(2010-2015E CAGR)

Mutual funds industry in transition

- Prohibits front-end loads which reduces distributor compensation
- Greater regulatory scrutiny of new fund launches
- Regulatory limits on short-term liquid funds which were once greater than 70% of industry AUM

SOURCE: *Cerulli Quantitative Update, Global Markets 2011

PRINCIPAL IN INDIA

Principal Financial Group

RETIREMENT EXPERTISE

- 132 year history
- Retirement expertise
- Asset management expertise

+

Punjab National Bank

DISTRIBUTION MIGHT

- 2nd largest bank in India*
- 60 million retail customers
- 5,100 branches

=

Principal pnb Asset Management
In association with Vijaya Bank

SUCCESSFUL JOINT VENTURE

- Ranked #20 in AUM**
- 1% market share
- 881,000 customers
- US$1.1B in AUM***

GIPS
Global Investment Performance Standards

SOURCE: *PNB website; **Association of Mutual Funds in India; ***AUM as of 6/30/2011; GIPS® is a registered trademark of CFA Institute. CFA Institute has not been involved in the preparation or review of this report/advertisement.

PRINCIPAL IN INDIA:
OUR STRATEGIC FOCUS



RETIREMENT & LONG-TERM SAVINGS
SOLUTIONS FOR BUSINESSES & INSTITUTIONS
+
SOLUTIONS FOR INDIVIDUALS
ADVICE AND SERVICES FOR EMPLOYERS & INSTITUTIONAL INVESTORS
EDUCATION AND GUIDANCE
INVESTMENT EDUCATION, PLANNING TOOLS AND ADVICE FOR EMPLOYEES AND RETAIL INVESTORS
DOMESTIC INVESTMENT MANDATES
AWAITING RATIONALIZATION OF DC PENSION
PRODUCT SOLUTION
RETAIL MUTUAL FUNDS
PRINCIPAL RETIREMENT ADVISORS

PRINCIPAL IN INDIA:
EXECUTION EXCELLENCE

CORE PRODUCTS	COMPETITIVE ADVANTAGE
• Retail mutual funds • Principal Retirement Advisors (4Q2011)	• Expansive bank distribution • Growing national and regional distribution network • Product design focus on long-term investing (drawing down liquid fund offerings) • Retirement Advisory platform is unique in India

Principal Financial Group

PRINCIPAL IN INDIA:

FUTURE OPPORTUNITY

+13%

Market growth*

267

MILLION

middle class

by 2015**

*5 year CAGR (2010-2015E) Mutual Fund Assets from Cerulli Quantitative Update – Global Markets 2011

**Cerulli Assoc, World Bank, Economist Intelligence Unit

Principal Financial Group

PRINCIPAL IN INDIA:
EXTENDING OUR SUCCESS

1

Continue to grow mutual fund/asset management company

2

Establish retirement advisory services

PRINCIPAL IN INDIA:
ESTABLISH RETIREMENT ADVISORY SERVICES

- Market for long-term investing and retirement planning evolving in India
- Wholly-owned company
- Advisor-focused distribution model
- Distribute proprietary mutual funds and third-party insurance products
- Will be one of the first retirement leaders in the market

Principal™ Retirement Advisors

Principal Financial Group

PRINCIPAL IN SOUTHEAST ASIA

CIMB Principal
ASSET MANAGEMENT

CIMB-Principal – Malaysian headquartered 40%-owned joint venture with CIMB since 2003. Subsidiaries in Indonesia, Singapore and Thailand

- 496,000 customers
- AUM of US$9.3B*



*AUM as of 6/30/2011

Principal Financial Group

SE ASIA: DEFINED CONTRIBUTION PENSION OVERVIEW


Absence
Introduction
Refinement
Enhancement
Thailand
Indonesia
MARKET STAGE
Malaysia
Singapore

- Current employer-based mandatory government plan in Malaysia (EPF) is under financial pressures
  - Malaysia set to introduce voluntary employer-sponsored defined contribution plans
- Thailand and Indonesia have basic public pension plans, without established defined contribution markets

EPF = Employees Provident Fund

SE ASIA: MUTUAL FUND INDUSTRY OVERVIEW

14% mutual fund market growth projection*
(2010-2015E CAGR)

- Over 50% of funds distributed through banks
- Malaysian fund AUM grew 12% in 2010**
- Islamic mutual fund AUM expected to reach US$1 trillion 4Q2011**
- Majority of assets invested within region

SOURCE: *Cerulli Quantitative Update, Global Markets 2011; **Lipper

PRINCIPAL IN SOUTHEAST ASIA

Principal Financial Group + CIMB GROUP = CIMB Principal ASSET MANAGEMENT

RETIREMENT EXPERTISE

- 132 year history
- Retirement expertise
- Asset management expertise

DISTRIBUTION MIGHT

- 2nd largest fund manager in Malaysia*
- 13 million retail customers
- 1,100 branches

SUCCESSFUL JOINT VENTURE

- 496,000 customers
- US$9.3B in AUM**
- #2 in Malaysia***
- #15 in Indonesia***
- #17 in Thailand***

SOURCE: *Lipper - AUM July 2011; **AUM as of 6/30/11; ***Market share rankings based AUM

PRINCIPAL IN SOUTHEAST ASIA:

OUR STRATEGIC FOCUS


RETIREMENT & LONG-TERM SAVINGS
SOLUTIONS FOR BUSINESSES & INSTITUTIONS
SOLUTIONS FOR INDIVIDUALS
ADVICE AND SERVICES FOR EMPLOYERS & INSTITUTIONAL INVESTORS
EDUCATION AND GUIDANCE
INVESTMENT EDUCATION, PLANNING TOOLS AND ADVICE FOR EMPLOYEES AND RETAIL INVESTORS
MANAGE EPF MANDATES
LARGE PORTFOLIO OF INSTITUTIONAL MANDATES
PRODUCT SOLUTION
RETAIL MUTUAL FUNDS
ALTERNATIVES FOR EXCESS INDIVIDUAL EPF FUNDS
MARKET THIRD PARTY INSURANCE

EPF = Employees Provident Fund

PRINCIPAL IN SOUTHEAST ASIA: EXECUTION EXCELLENCE

CORE PRODUCTS	COMPETITIVE ADVANTAGE
• Mutual funds • Islamic funds • Global asset management	• Extensive regional bank distribution network • Proprietary agency distribution in Malaysia (5,200 advisors) • Shariah-compliant fund offerings • Global asset management platform

PRINCIPAL IN SOUTHEAST ASIA:
SUCCESS TO DATE

- **AUM**: 5-year CAGR of 38%
- 2011 Best Asset Manager in SE Asia – *Alpha SE Asia*
- 2011 Asia Manager Power 50 – *Asia Asset Manager*
- 2011 Best Onshore Fund House – *Asian Investor*


2011
Best Equity Malaysia Fund 10 Years
CIMB-Principal Equity Fund
Period ending 31 Dec 2010


2011
Best Equity Malaysia Islamic Fund 5 years
CIMB Islamic DALI Equity Growth Fund
Period ending 31 Dec 2010

G·I·P·S
Global Investment Performance Standards

Equally strong in both retail mutual funds and institutional mandates capturing several marquee clients

GIPS® is a registered trademark of CFA Institute. CFA Institute has not been involved in the preparation or review of this report/advertisement.

PRINCIPAL IN SOUTHEAST ASIA:

FUTURE OPPORTUNITY

+14%

FINANCIAL ASSET GROWTH*

114 MILLION

middle class
by 2015**

Principal Financial Group

*5 year CAGR (2010-2015E) Cerulli Associates; **Cerulli Assoc, World Bank, Economist Intelligence Unit

PRINCIPAL IN SOUTHEAST ASIA:
EXTENDING OUR SUCCESS

1

Private Retirement Schemes (PRS)

New voluntary employer-based defined contribution pension in Malaysia

2

Grow Indonesia and Thailand

Maintain leadership in Malaysia

Principal Financial Group

PRINCIPAL IN SOUTHEAST ASIA:
PRIVATE RETIREMENT

- New employer-based defined contribution pension in Malaysia expected to be introduced in 2012
- Leverages our experience in investments/services to defined contribution pension plans

Government actively promoting development of Malaysia as a regional center for Islamic finance

PRINCIPAL IN SOUTHEAST ASIA:
GROW INDONESIA & THAILAND

- Entered these markets via CIMB Bank acquisition
- With bank integration complete, can now focus on mutual fund distribution via the banks
- Leverages our Malaysian expertise in asset management and product development
- Serves as entry into immature defined contribution pension markets

INDONESIA: 12% mutual fund market growth projection
(2009-2012E CAGR)*

THAILAND: 5% mutual fund market growth projection
(2009-2012E CAGR)*

SOURCE: *Internal Estimates based on 2010–2011

PRINCIPAL IN ASIA


China
(2005)
Hong Kong
(1996)
India
(2000)
Thailand
(2010)
Malaysia
(2003)
Indonesia
(2007)
Singapore
(2006)

- Leverage US and Latin America expertise and experience
- Expand marquee partner relationships
- Continue mutual fund and distribution build out (China)
- Build scale (Hong Kong)
- Grow asset management company (India)
- Maintain leadership (Malaysia)
- Grow Indonesia & Thailand

Principal Financial Group

FINANCIAL METRICS

Ned Burmeister
SVP & Chief Operating Officer
Principal International


Principal

PROVEN TRACK RECORD

Operating Earnings (US$M)[1]


160
140
120
100
80
60
40
20
0
14% CAGR
2005
2010
2011
2Q YTD
3Q & 4Q

AUM (US$B)[2]


60
50
40
30
20
10
0
24% CAGR
2005
2010
2011
2Q
3Q & 4Q

Net Customer Cash flows (US$B)[2]


5
4
3
2
1
0
29% CAGR
2005
2010
2011
2Q YTD
3Q & 4Q

[1] Operating earnings reflect the impact of the ownership change in Brazil from 46% to 25% in June 2010.

[2] AUM and Net Customer Cash flows exclude China.

SHIFT TO FEE-BASED BUSINESS

Premium & Fees*

2001


Fees
17%
Premium
83%

Total = $406 MM

2010


Fees
57%
Premium
43%

Total = $975 MM

*Excludes discontinued operations (Argentina, Indonesia, and Spain)

Premium & Fees are shown on a combined basis which includes 100% of the premiums and fees from unconsolidated subsidiaries (Brazil; China; Malaysia; and India through June '03; and Japan through '05) and consolidated subsidiaries (Chile; Mexico; Hong Kong; and India beginning July '03).

Principal Financial Group

JOINT VENTURE ACCOUNTING TREATMENT

Joint ventures show up on income statement as either…

Line by line (consolidated)

or

Our share of net income is included in the net investment income line (non-consolidated)

JOINT VENTURE ACCOUNTING TREATMENT

Consolidated Joint Ventures:

- Majority ownership with full operational control
- Report all line items at 100%
- Remove partners' share of operating earnings (noncontrolling interest)

India

Non-consolidated Joint Ventures:

- Own more than 20% without full operational control
- Report our share of the JV's net income including realized gains/losses in net investment income

Brazil, China, Southeast Asia

PRINCIPAL INTERNATIONAL INCOME STATEMENT

Six months ended 06/30/11 (in US$ millions)	Reported	=	100% owned, Consolidated JVs, & PI Corporate	+	Non-Consolidated JVs	Non-Consolidated JVs	
Premiums and other considerations	$ 123.8		$ 123.8		$ -	$ 75.4	Companies at 100%
Fees and other revenues	75.5		75.5		-	274.6	Companies at 100%
Net investment income	234.3		193.3		41.0	1,268.1	Companies at 100%
Total operating revenues	**433.6**		**392.6**		**41.0**	**1,618.1**	Companies at 100%
Benefits, claims and settlement expenses	281.6		281.6		-	1,218.2	Companies at 100%
Other expenses	84.0		84.0		-	161.3	Companies at 100%
Total expenses	**365.6**		**365.6**		**-**	**1,379.5**	Companies at 100%
Operating earnings (losses) before tax and NCI*	68.0		27.0		41.0	238.6	Companies at 100%
Income tax	2.0		2.0		-	89.8	Companies at 100%
Operating earnings (losses) after tax, including NCI	66.0		25.0		41.0	148.8	Companies at 100%
Operating earnings (losses) attributable to NCI	-		-		-	110.3	Partners' share
Operating earnings (losses)	**66.0**		**25.0**		**41.0**	**38.5**	Prin Intl share
Net realized capital gains (losses)	(1.1)		(1.1)		-	2.5	Prin Intl share
Net income (loss) available to common stockholders	**$ 64.9**		**$ 23.9**		**$ 41.0**	**$41.0**	
			Chile Hong Kong India Mexico		Brazil China SE Asia		

*NCI = Noncontrolling interest

OPERATING EARNINGS


US$ Millions
100
90
80
70
60
50
40
30
20
10
0
61.1
64.6
65.6
59.9
78.1
80.9
86.5
87.3
33.1
39.5
37.9
35
33.1
30.9
28.5
37.5
23.2
27.2
27.6
26.1
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
Countries at 100%
PI share as reported
PI share adjusted for Brazil ownership change

ACCOUNTING FOR AUM

Include AUM of country if we have majority ownership in the joint venture or significant management influence

AUM for all countries is included, except China which is excluded due to limited management control

COMBINED AUM COMPOSITION



Fixed Income Securities 5.0%
Sovereign Debt 10.1%
Equities 0.1%
Others 3.0%
Portfolios with pass-through returns to customers 81.8%

AS OF 6/30/2011

JOINT VENTURE ACCOUNTING SKEWS METRICS

- Masks growth and profitability of operations
- Impacts ROA and Net Revenue
  - Operating earnings reported at ownership share
  - AUM reported at 100%
  - Our share of Brazil, China, and Southeast Asia net income included in net investment income

Principal Financial Group

RETURN ON AVERAGE AUM

For the trailing 12 months ended 6/30/11


Basis Points
120
100
80
60
40
20
0
110
29
25
N/A
17
8
11
4
57 57
57 57
37 37
64
29
Brazil
China
SE Asia
India
Chile
Mexico
Hong Kong
Total PI
Companies at 100%
PI share as reported

Principal Financial Group

STRONG GROWTH IN NET REVENUE

(Operating Revenue less Benefits and Claims)

US$ Millions


300
250
200
150
100
50
0
172.1
194.8
193.5
184.2
204.2
231.0
254.0
255.9
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
Combined at 100%

*Net revenue is defined as total operating revenues less benefits, claims, and settlement expenses and dividends to policy holders.

RETURN ON NET REVENUE

FOR THE TRAILING 12 MONTHS ENDED 06/30/11


44%
20%
19%
16%
35%
35%
24%
35%
Brazil
China
SE Asia
India
Chile
Mexico
Hong Kong
Total PI
Companies at 100%

Return on net revenue defined as operating earnings divided by net revenue.

ROE GROWTH

5 YR TARGET

14-18%

8.7%

TTM ENDED
6/30/2011

- Continue to build scale
- Shift to fee-based business model
- Grow into excess capital

5-YEAR VISION: PRINCIPAL INTERNATIONAL

Principal International will increase its contribution to the Principal Financial Group – reflecting continued execution in high growth emerging markets

AUM	$100 B
Net Cash Flow*	8-10%
Operating Earnings growth rate	15-20%
ROE	14–18%

*Net cash flow as a percent of beginning of year assets under management

PRINCIPAL INTERNATIONAL & PRINCIPAL GLOBAL INVESTORS:

A COMPETITIVE ADVANTAGE

PRINCIPAL GLOBAL INVESTORS offers access to world-class global asset management

- PGI manages assets of Hong Kong companies; sub-advises offshore in Malaysia, China, India
- Personnel exchanges between PGI & PI
- PGI & PI investment professionals share views and information
- PGI counsels on global investment best practices, including GIPS certification

Principal Financial Group

Thank you!


Principal

Evolution of the Defined Contribution Pension Market

Absence

- No dedicated retirement plans beyond minimum basic public pensions.
- Individuals left to save on their own with few or no tax advantages.
- Individuals typically mix retirement savings and other savings.

Introduction

- Feeling or foreseeing the financial pressures and inadequacies of basic public pensions, tax-advantaged defined contribution pension plans have been introduced to the individual and/or employer level.
- Often mandatory, typically at inadequate levels.
- Often government involvement in plan administration.
- Typically government-regulated fees at low levels that often deter private participation, though some enter early on the promise of the future.
- Limited participant choices (e.g. few investment options).
- Often limited coverage of the working population (e.g. exclude government & unorganized employees).
- Raises awareness of the necessity of retirement investing.

Refinement

- Encouragements of private sector involvement often as a result of poor take up of original plan.
- Introduction of greater participant choice.
- Continued fee pressure though more reasonable, which often leads to consolidation of sub-scale players.
- Coverage begins to broaden.

Enhancement

- Rise of supplemental voluntary programs in response to the insufficiencies of the basic pension.
- Greater involvement of employer-based schemes.
- Greater employee choice; expansion to cross-border investing.
- Consolidated market, which rewards efficiency, service and innovation.
- Providers leverage defined contribution plans to meet customers' other investing needs.


Absence
Introduction
Refinement
Enhancement

Mandatory Defined Contribution Pensions

A brief summary of mandatory pension systems in the markets where we operate today.

Country	Current Market AUM	# of Providers	Contribution Rate Employer (ER)/Employee (EE)	Tax Treatment
China (EA)	US$43.2 billion*	37 firms with 58 licenses	ER: 4-8% of salary EE: Optional	ER contributions are tax deductible
Hong Kong (MPF)	US$49 billion*	19	ER: 5% of salary EE: 5% of salary Both with salary cap of HK$20,000 per month (Total ~US$250 per month)	ER and EE contributions are tax deductible
India (EPF)	US$79 billion*	Government	ER: 13.61% of salary EE: 12% of salary cap of INR 6,500 per month (Total ~US$38 per month)	ER: Contribution to Recognized Provident Fund is exempt from tax EE: Contribution is tax deductible up to INR 100,000.
Malaysia (EPF)	US$140 billion*	Government/43 private fund managers	ER: 12% of salary EE: 11% of salary	ER: Tax deduction is granted to the employer for contributions EE: The employee is granted tax relief for own contribution up to RM 6,000.
Chile (AFP)	US$156 billion**	6	ER: 10% of salary EE: 1.23 % - 2% of salary	No contributions are tax deductible
Mexico (AFORE)	US$118 billion**	12	ER: 5.15% of salary EE: 1.25% of salary	No contributions are tax deductible

* As of June 2011; **As of July 2011

Sources for size of current market:
China: http://www.chinahourly.com/bizchina/12373/
Hong Kong: http://www.mpfa.org.hk/english/quicklinks/quicklinks_sta/files/Jun_2011_Issue.pdf
India: http://in.reuters.com/article/2011/07/14/idINIndia-58259720110714
Malaysia: http://www.perdana.org.my/index.php?option=com_content&view=article&id=955:the-star-news-nation-sarawak-world-updates-courts-parliament-columnists-opinion-honours-list-sunday-july-31-2011-epf-a-truly-malaysian-icon&catid=64:selected-news&Itemid=180
Chile: www.safp.cl
Mexico: www.consar.gob.mx

Principal International Operating Earnings by Country
(in US$ Millions)

	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	Six Months Ended, 30-Jun-11	Six Months Ended, 30-Jun-10	Twelve Months Ended, 31-Dec-10	Twelve Months Ended, 31-Dec-09
100% Owned Companies									
Chile	$ 8.8	$ 6.0	$ 6.3	$ 6.3	$ 7.5	$ 14.8	$ 12.6	$ 25.2	$ 10.3
Mexico	8.1	6.7	7.3	11.5	7.4	14.8	18.5	37.3	32.0
Hong Kong	2.2	2.3	2.9	2.1	1.8	4.5	4.0	9.0	6.5
	19.1	15.0	16.5	19.9	16.7	34.1	35.1	71.5	48.8
Joint Ventures - Consolidated									
India (primarily 65% owned)	(0.3)	-	1.6	-	0.2	(0.3)	0.6	2.2	(0.3)
Joint Ventures - Non-consolidated @ 100%									
Brazil (25% economic ownership)[1]	61.6	68.9	59.0	55.3	39.1	130.5	86.3	200.6	156.2
China (25% owned)	5.0	4.8	5.0	2.4	3.1	9.8	5.7	13.1	11.7
Southeast Asia (40% owned)	3.9	4.6	2.7	3.7	2.4	8.5	4.3	10.7	9.9
	70.5	78.3	66.7	61.4	44.6	148.8	96.3	224.4	177.8
Subtotal	89.3	93.3	84.8	81.3	61.5	182.6	132.0	298.1	226.3
PI Corporate	(2.0)	(6.8)	(3.9)	(3.2)	(1.6)	(8.8)	(6.5)	(13.6)	(15.2)
Combined Operating Earnings	$ 87.3	$ 86.5	$ 80.9	$ 78.1	$ 59.9	$ 173.8	$ 125.5	$ 284.5	$ 211.1
Adjustments									
Less our partners' share OE									
Consolidated	-	-	0.9	-	0.1	-	0.2	1.1	(0.1)
Non-consolidated	51.4	58.0	49.4	45.4	25.0	110.3	53.6	148.4	99.0
Plus JV realized gains/losses (our share)[2]	1.6	-	0.3	0.4	0.2	2.5	1.2	1.9	6.7
Operating Earnings	$ 37.5	$ 28.5	$ 30.9	$ 33.1	$ 35.0	$ 66.0	$ 72.9	$ 136.9	$ 118.9

[1] Ecomonic ownership in Brazil JV changed from 46% to 25% during 2Q10.

[2] Add back as realized gains from unconsolidated JVs are included in net investment income under US GAAP.

Principal International Net Revenue[1] by Country

(in US$ Millions)

	Three Months Ended,					Six Months Ended,		Twelve Months Ended,	
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	30-Jun-11	30-Jun-10	30-Dec-10	30-Dec-09
100% Owned Companies									
Chile	$ 21.5	$ 18.5	$ 20.9	$ 17.8	$ 17.9	$ 40.0	$ 32.7	$ 71.4	$ 43.7
Mexico	22.7	24.1	26.3	23.5	19.9	46.8	42.8	92.6	73.3
Hong Kong	10.1	9.7	9.8	9.2	8.4	19.8	16.9	35.9	31.0
	54.3	52.3	57.0	50.5	46.2	106.6	92.4	199.9	148.0
Joint Ventures - Consolidated									
India (primarily 65% owned)	2.2	1.9	2.2	2.3	2.8	4.1	4.9	9.4	7.0
Joint Ventures - Non-consolidated @ 100%									
Brazil (25% economic ownership)[2]	152.3	152.9	132.9	116.3	100.8	305.2	213.0	462.2	367.3
China (25% owned)	24.1	22.7	20.9	17.0	16.6	46.8	33.6	71.5	61.7
Southeast Asia (40% owned)	23.2	24.7	18.7	18.7	18.2	47.9	34.9	72.3	56.4
	199.6	200.3	172.5	152.0	135.6	399.9	281.5	606.0	485.4
Subtotal	256.1	254.5	231.7	204.8	184.6	510.6	378.8	815.3	640.4
PI Corporate	(0.2)	(0.5)	(0.7)	(0.6)	(0.4)	(0.7)	(1.1)	(2.4)	(1.3)
Combined Net Revenue	$ 255.9	$ 254.0	$ 231.0	$ 204.2	$ 184.2	$ 509.9	$ 377.7	$ 812.9	$ 639.1
Adjustments									
Less non-consolidated JVs' net revenue @ 100%	199.6	200.3	172.5	152.0	135.6	399.9	281.5	606.0	485.4
Plus our share of non-consolidated JVs' net income	20.7	20.3	17.6	16.4	19.8	41.0	44.0	78.0	85.5
Less other adjustments	(1.3)	0.3	0.3	0.2	0.6	(1.0)	1.7	2.2	4.7
Reported Net Revenue	$ 78.3	$ 73.7	$ 75.8	$ 68.4	$ 67.8	$ 152.0	$ 138.5	$ 282.7	$ 234.5

[1] Net revenue is defined as total operating revenues less benefits, claims, and settlement expenses and dividends to policyholders.

[2] Economic ownership in Brazil JV changed from 46% to 25% during 2Q10.

Principal International Assets Under Management (AUM) Rollforward Detail by Country (In US$ Billions)

Hong Kong

	Three Months Ended,					Six Months Ended,		Twelve Months Ended,	
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	30-Jun-11	30-Jun-10	31-Dec-10	31-Dec-09
AUM, beginning of period	2.64	2.61	2.52	2.30	2.32	2.61	2.26	2.26	1.64
Deposits	0.13	0.11	0.11	0.20	0.10	0.24	0.19	0.50	0.48
Withdrawals	(0.13)	(0.11)	(0.12)	(0.12)	(0.09)	(0.24)	(0.16)	(0.40)	(0.26)
Net Cash Flow	-	-	(0.01)	0.08	0.01	-	0.03	0.10	0.22
Investment performance	-	0.03	0.09	0.13	(0.02)	0.03	0.02	0.24	0.43
Operations acquired	-	-	-	-	-	-	-	-	-
Other	-	-	0.01	-	-	-	-	0.01	(0.03)
Effect of exchange rate	-	-	-	0.01	(0.01)	-	(0.01)	-	-
AUM, end of period	2.64	2.64	2.61	2.52	2.30	2.64	2.30	2.61	2.26

India

	Three Months Ended,					Six Months Ended,		Twelve Months Ended,	
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	30-Jun-11	30-Jun-10	31-Dec-10	31-Dec-09
AUM, beginning of period	1.02	1.29	1.16	1.40	1.30	1.29	1.55	1.55	1.30
Deposits	1.78	1.26	2.04	2.80	4.08	3.04	8.45	13.29	24.24
Withdrawals	(1.70)	(1.49)	(1.93)	(3.16)	(3.96)	(3.19)	(8.65)	(13.74)	(24.40)
Net Cash Flow	0.08	(0.23)	0.11	(0.36)	0.12	(0.15)	(0.20)	(0.45)	(0.16)
Investment performance	-	(0.04)	0.01	0.08	0.03	(0.04)	0.05	0.14	0.34
Operations acquired	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-	-
Effect of exchange rate	-	-	0.01	0.04	(0.05)	-	-	0.05	0.07
AUM, end of period	1.10	1.02	1.29	1.16	1.40	1.10	1.40	1.29	1.55

SE Asia

	Three Months Ended,					Six Months Ended,		Twelve Months Ended,	
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	30-Jun-11	30-Jun-10	31-Dec-10	31-Dec-09
AUM, beginning of period	8.92	9.06	8.48	7.59	6.52	9.06	6.39	6.39	4.70
Deposits	0.87	0.52	1.02	0.73	0.67	1.39	1.02	2.77	2.09
Withdrawals	(0.73)	(0.80)	(0.85)	(0.51)	(0.37)	(1.53)	(1.05)	(2.41)	(1.54)
Net Cash Flow	0.14	(0.28)	0.17	0.22	0.30	(0.14)	(0.03)	0.36	0.55
Investment performance	0.23	0.02	0.30	0.28	0.02	0.25	0.17	0.75	1.00
Operations acquired	-	-	-	-	0.69	-	0.69	0.69	-
Other	(0.01)	(0.02)	0.07	(0.01)	0.01	(0.03)	0.01	0.07	-
Effect of exchange rate	0.03	0.14	0.04	0.40	0.05	0.17	0.36	0.80	0.14
AUM, end of period	9.31	8.92	9.06	8.48	7.59	9.31	7.59	9.06	6.39

Principal International - Corporate and Eliminations

	Three Months Ended,					Six Months Ended,		Twelve Months Ended,	
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	30-Jun-11	30-Jun-10	31-Dec-10	31-Dec-09
AUM, beginning of period	(0.03)	(0.06)	(0.01)	(0.07)	-	(0.06)	0.02	0.02	0.02
Deposits	-	0.02	0.10	(0.02)	-	0.02	0.01	0.09	-
Withdrawals	-	0.01	(0.11)	0.04	-	0.01	-	(0.07)	-
Net Cash Flow	-	0.03	(0.01)	0.02	-	0.03	0.01	0.02	-
Investment performance	(0.03)	-	0.01	-	0.02	(0.03)	-	0.01	0.01
Operations acquired	-	-	-	-	-	-	-	-	-
Other	-	0.03	(0.10)	0.02	0.01	0.03	0.01	(0.07)	(0.01)
Effect of exchange rate	0.09	(0.03)	0.05	0.02	(0.10)	0.06	(0.11)	(0.04)	-
AUM, end of period	0.03	(0.03)	(0.06)	(0.01)	(0.07)	0.03	(0.07)	(0.06)	0.02

China (not included in reported AUM)

	Three Months Ended,					Six Months Ended,		Twelve Months Ended,	
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	30-Jun-11	30-Jun-10	31-Dec-10	31-Dec-09
AUM, beginning of period	7.75	6.96	6.07	5.40	5.44	6.96	6.03	6.03	4.56
Deposits	2.39	3.66	2.84	1.99	2.53	6.05	5.29	10.12	13.92
Withdrawals	(2.65)	(3.02)	(2.47)	(1.67)	(2.21)	(5.67)	(5.35)	(9.49)	(14.19)
Net Cash Flow	(0.26)	0.64	0.37	0.32	0.32	0.38	(0.06)	0.63	(0.27)
Investment performance	(0.31)	0.04	0.38	0.33	(0.35)	(0.26)	(0.56)	0.15	1.73
Operations acquired	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	(0.01)	-	(0.01)	(0.01)	0.01
Effect of exchange rate	0.10	0.11	0.14	0.02	-	0.21	-	0.16	-
AUM, end of period	7.26	7.75	6.96	6.07	5.40	7.29	5.40	6.96	6.03

Principal International Total

	Three Months Ended,					Six Months Ended,		Twelve Months Ended,	
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	30-Jun-11	30-Jun-10	31-Dec-10	31-Dec-09
AUM, beginning of period	48.47	45.78	42.25	38.05	35.69	45.78	34.58	34.58	23.12
Deposits	5.70	5.09	6.09	6.24	6.73	10.79	13.49	25.82	32.85
Withdrawals	(3.89)	(3.76)	(4.33)	(5.23)	(5.23)	(7.65)	(11.58)	(21.14)	(29.65)
Net Cash Flow	1.81	1.33	1.76	1.01	1.50	3.14	1.91	4.68	3.20
Investment performance	1.14	0.55	1.14	1.44	0.75	1.69	1.56	4.14	3.96
Operations acquired	-	-	-	-	0.69	-	0.69	0.69	-
Other	(0.10)	(0.23)	(0.05)	(0.01)	(0.03)	(0.33)	(0.11)	(0.17)	(0.23)
Effect of exchange rate	1.67	1.04	0.68	1.76	(0.56)	2.71	(0.58)	1.86	4.53
AUM, end of period	52.99	48.47	45.78	42.25	38.05	52.99	38.05	45.78	34.58
China	7.28	7.75	6.96	6.04	5.40	7.28	5.40	6.96	6.03
Eliminations	(0.05)	(0.07)	(0.08)	-	-	(0.05)	-	(0.08)	-
Combined AUM	60.22	56.15	52.66	48.29	43.45	60.22	43.45	52.66	40.61

Brazil

	Three Months Ended,					Six Months Ended,		Twelve Months Ended,	
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	30-Jun-11	30-Jun-10	31-Dec-10	31-Dec-09
AUM, beginning of period	24.80	22.01	19.66	17.60	16.42	22.01	15.87	15.87	9.03
Deposits	2.05	2.13	1.78	1.47	1.17	4.18	2.27	5.52	3.08
Withdrawals	(0.62)	(0.55)	(0.44)	(0.55)	(0.31)	(1.17)	(0.58)	(1.57)	(0.87)
Net Cash Flow	1.43	1.58	1.34	0.92	0.86	3.01	1.69	3.95	2.21
Investment performance	0.62	0.57	0.67	0.54	0.38	1.19	0.71	1.92	1.48
Operations acquired	-	-	-	-	-	-	-	-	-
Other	(0.03)	(0.20)	-	(0.01)	(0.01)	(0.23)	(0.10)	(0.11)	(0.16)
Effect of exchange rate	1.34	0.84	0.34	0.61	(0.05)	2.18	(0.57)	0.38	3.31
AUM, end of period	28.16	24.80	22.01	19.66	17.60	28.16	17.60	22.01	15.87

Chile

	Three Months Ended,					Six Months Ended,		Twelve Months Ended,	
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	30-Jun-11	30-Jun-10	31-Dec-10	31-Dec-09
AUM, beginning of period	4.99	4.98	4.70	4.01	4.01	4.98	3.96	3.96	2.87
Deposits	0.24	0.25	0.22	0.28	0.19	0.49	0.38	0.88	0.74
Withdrawals	(0.21)	(0.19)	(0.18)	(0.22)	(0.13)	(0.40)	(0.29)	(0.69)	(0.65)
Net Cash Flow	0.03	0.06	0.04	0.06	0.06	0.09	0.09	0.19	0.09
Investment performance	0.08	0.08	0.10	0.09	0.13	0.16	0.25	0.44	0.21
Operations acquired	-	-	-	-	-	-	-	-	-
Other	(0.04)	(0.01)	(0.01)	0.01	(0.02)	(0.05)	0.01	0.01	0.02
Effect of exchange rate	0.11	(0.12)	0.15	0.53	(0.17)	(0.01)	(0.30)	0.38	0.77
AUM, end of period	5.17	4.99	4.98	4.70	4.01	5.17	4.01	4.98	3.96

Mexico

	Three Months Ended,					Six Months Ended,		Twelve Months Ended,	
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	30-Jun-11	30-Jun-10	31-Dec-10	31-Dec-09
AUM, beginning of period	6.13	5.89	5.74	5.22	5.12	5.89	4.53	4.53	3.56
Deposits	0.63	0.80	0.82	0.78	0.52	1.43	1.17	2.77	2.22
Withdrawals	(0.50)	(0.63)	(0.70)	(0.71)	(0.37)	(1.13)	(0.85)	(2.26)	(1.93)
Net Cash Flow	0.13	0.17	0.12	0.07	0.15	0.30	0.32	0.51	0.29
Investment performance	0.24	(0.11)	(0.04)	0.32	0.19	0.13	0.36	0.64	0.49
Operations acquired	-	-	-	-	-	-	-	-	-
Other	(0.02)	(0.03)	(0.02)	(0.02)	(0.02)	(0.05)	(0.04)	(0.08)	(0.05)
Effect of exchange rate	0.10	0.21	0.09	0.15	(0.22)	0.31	0.05	0.29	0.24
AUM, end of period	6.58	6.13	5.89	5.74	5.22	6.58	5.22	5.89	4.53